                                                     EXHIBIT 23.1





          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement of Circle International Group, Inc. and subsidiaries on Form S-8 of our report dated March 13, 1998 appearing in the Annual Report on Form 10-K of Circle International Group, Inc. for the year ended December 31, 1997.




      /s/ DELOITTE & TOUCHE LLP
          -------------------------
          DELOITTE & TOUCHE LLP

          San Francisco, California
          June 8, 1998